Financial Instruments and Related Risks	12 Months Ended
Dec. 31, 2017
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Financial Instruments and Related Risks
26.	FINANCIAL INSTRUMENTS AND RELATED RISKS

(a)	Financial assets and liabilities by categories

At December 31, 2017	Loans and receivables	Available -for-sale	Fair value through profit or loss	Held to maturity/other financial liabilities	Effective hedging instruments	Total
Financial assets
Cash and cash equivalents	$—	$—	$186	$—	$—	$186
Short-term investments	48	—	—	—	—	48
Accounts receivable arising from sales of metal concentrates	—	—	110	—	—	110
Investments in securities	—	178	—	—	—	178
Derivative assets designated as hedging instruments	—	—	—	—	2	2
Derivative assets not designated as hedging instruments	—	—	1	—	—	1
Other current and non-current financial assets	33	—	—	—	—	33

Total financial assets	$81	$178	$297	$—	$2	$558

Financial liabilities
Debt	$—	$—	$—	$(2,483)	$—	$(2,483)
Deferred payment obligation	—	—	—	(182)	—	(182)
Accounts payable and accrued liabilities	—	—	—	(547)	—	(547)
Derivative liabilities not designated as hedging instruments	—	—	(2)	—	—	(2)
Other current and non-current financial liabilities	—	—	—	(257)	—	(257)

Total financial liabilities	$—	$—	$(2)	$(3,469)	$—	$(3,471)

At December 31, 2016	Loans and receivables	Available- for-sale	Fair value through profit or loss	Held to maturity/other financial liabilities	Effective hedging instruments	Total
Financial assets
Cash and cash equivalents	$—	$—	$157	$—	$—	$157
Short-term investments	43	—	—	—	—	43
Accounts receivable arising from sales of metal concentrates	—	—	77	—	—	77
Investments in securities	—	114	—	—	—	114
Derivative assets not designated as hedging instruments	—	—	7	—	—	7
Other current and non-current financial assets	39	—	—	—	—	39

Total financial assets	$82	$114	$241	$—	$—	$437

Financial liabilities
Debt	$—	$—	$—	$(2,510)	$—	$(2,510)
Accounts payable and accrued liabilities	—	—	—	(478)	—	(478)
Derivative liabilities designated as hedging instruments	—	—	(22)	—	—	(22)
Other current and non-current financial liabilities	—	—	—	(259)	—	(259)

Total financial liabilities	$—	$—	$(22)	$(3,247)	$—	$(3,269)

(b)	Derivatives instruments (“Derivatives”)

(i)	Derivatives designated as cash flow hedges

As part of Goldcorp’s Financial Risk Management Policy, unless otherwise approved by the Board of Directors, the Company can elect to hedge up to a maximum of 50%, 30% and 10% of forecasted operating, exploration, general administrative and sustaining capital (“operating and sustaining”) expenditures over the next 12 months, subsequent 13 to 24 months and subsequent 25 to 36 months, respectively. In addition, during the year ended December 31, 2016, the Company’s Board of Directors authorized the Company to hedge up to 50% of Mexican peso denominated forecasted expenditures in 2016 through 2018 for an expansionary capital project, the Pyrite Leach project (“PLP”), at Peñasquito. During the year ended December 31, 2016, the Company designated Mexican peso currency contracts as cash flow hedges of anticipated Mexican peso denominated PLP expenditures and operating and sustaining expenditures for Peñasquito. At December 31, 2017, the notional amount of these contracts was 2,245 million Mexican pesos, which are due to be settled within one year (2016 – 4,379 million Mexican pesos and 2,245 million Mexican pesos within year 1 and 2 years, respectively).

The net gain on derivatives designated as cash flow hedges for the year ended December 31, 2017 recorded in OCI was $15 million (2016 – loss of $15 million), net of tax expense of $8 million (2016 – net of tax recovery of $7 million), which represented the effective portion of the change in fair value of the hedges. The gain on the ineffective portion of the hedges of $7 million (2016 – $nil) was included in gain on derivatives, net, in the Consolidated Statements of Earnings.

(ii)	Derivatives not designated as hedging instruments

The net (loss) gain on derivatives not designated as hedging instruments for the years ended December 31 were comprised of the following:

	2017	2016
Realized losses
Foreign currency, lead and zinc contracts	$—	$(6)
Other	(1)	—

	(1)	(6)

Unrealized (losses) gains
Foreign currency, lead and zinc contracts	(2)	—
Other	—	9

	(2)	9

	$(3)	$3

(c)	Financial assets designated as available-for-sale

The Company’s investments in securities are designated as available-for-sale. The unrealized (losses) gains on available-for-sale investments recognized in OCI for the years ended December 31 were as follows:

	2017	2016
Mark-to-market (losses) gains on available-for-sale securities	$(17)	$86
Deferred income tax expense in OCI	—	(11)

Unrealized (losses) gains on available-for-sale securities, net of tax	(17)	75
Reclassification adjustment for realized gains on disposition of available-for-sale securities recognized in net earnings, net of tax of $1 million (2016 – $11 million)	(15)	(12)

	$(32)	$63

(d)	Fair value information

(i)	Fair value measurements of financial assets and liabilities measured at fair value

The categories of the fair value hierarchy that reflect the significance of inputs used in making fair value measurements are as follows:

Level 1 – quoted prices in active markets for identical assets or liabilities;

Level 2 – inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e., as prices) or indirectly (i.e., derived from prices); and

Level 3 – inputs for the asset or liability that are not based on observable market data.

The levels in the fair value hierarchy into which the Company’s financial assets and liabilities that are measured and recognized on the Consolidated Balance Sheets at fair value on a recurring basis were categorized as follows:

	At December 31, 2017		At December 31, 2016
	Level 1	Level 2	Level 1	Level 2
Cash and cash equivalents	$186	$—	$157	$—
Accounts receivable arising from sales of metal concentrates	—	110	—	77
Investments in securities	178	—	114	—
Derivative assets designated as cash flow hedges	—	2	—	—
Derivative assets not designated as cash flow hedges	—	1	—	7
Derivative liabilities designated as cash flow hedges	—	—	—	(22)
Derivative liabilities not designated as cash flow hedges	—	(2)	—	—

At December 31, 2017, there were no financial assets and liabilities measured and recognized at fair value on a non-recurring basis.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2017. At December 31, 2017, there were no financial assets or liabilities measured and recognized on the Consolidated Balance Sheets at fair value that would be categorized as Level 3 in the fair value hierarchy. During the years ended December 31, 2017 and 2016, the Company recognized impairment expense and reversals of impairment for certain of its mining interests, which adjusted their carrying amounts to their recoverable amounts, being their FVLCD. Valuation techniques and inputs used in the calculation of these fair value based amounts are categorized as Level 3 in the fair value hierarchy (note 21).

(ii)	Valuation methodologies used in the measurement of fair value for Level 2 financial assets and liabilities

Accounts receivable arising from sales of metal concentrates:

The Company’s metal concentrate sales contracts are subject to provisional pricing with the final selling price adjusted at the end of the quotational period. At the end of each reporting period, the Company’s accounts receivable relating to these contracts are marked-to-market based on quoted forward prices for which there exists an active commodity market.

Derivative assets and liabilities:

The Company’s derivative assets and liabilities were comprised of investments in warrants and foreign currency forward contracts. The fair values of the warrants are calculated using an option pricing model which utilizes a combination of quoted prices and market-derived inputs, including volatility estimates. Foreign currency forward contracts are valued using a combination of quoted prices and market-derived inputs including credit spreads.

(iii)	Fair values of financial assets and liabilities not already measured at fair value

At December 31, 2017, the fair values of the Company’s notes payable and deferred payment obligation, as compared to the carrying amounts, were as follows:

	Level	Input		Carrying amount (1)	Fair value
$1.0 billion notes	1	Closing price		$994	$1,087
$1.5 billion notes	1	Closing price		1,507	1,530
Deferred payment obligation	2	4.75	% (2)	182	182

(1)	Includes accrued interest payable.
(2)	Represents the Company’s current rate of borrowing.

At December 31, 2017, the carrying amounts of the Company’s short-term investments, other current financial assets, accounts payable and accrued liabilities and other current financial liabilities were considered to be reasonable approximations of their fair values due to the short-term nature of these instruments.

(e)	Financial instruments and related risks

The Company manages its exposure to financial risks, including credit risk, liquidity risk, currency risk, interest rate risk and price risk in accordance with its Financial Risk Management Policy. The Company’s Board of Directors oversees management’s risk management practices by setting trading parameters and reporting requirements. The Financial Risk Management Policy provides a framework for the Company to manage the risks it is exposed to in various markets and to protect itself against adverse price movements. All transactions undertaken were to support the Company’s ongoing business. The Company does not acquire or issue derivative financial instruments for trading or speculative purposes.

The following describes the types of risks that the Company is exposed to and its objectives and policies for managing those risk exposures:

(i)	Credit risk

Credit risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Company by failing to discharge its obligations. Credit risk is primarily associated with trade receivables; however, it also arises on cash and cash equivalents, short term investments, derivative assets, other receivables and accrued interest receivable. To mitigate exposure to credit risk on financial assets, the Company has established policies to limit the concentration of credit risk, to ensure counterparties demonstrate minimum acceptable credit worthiness and to ensure liquidity of available funds.

The Company closely monitors its financial assets and does not have any significant concentration of credit risk. The Company sells its products exclusively to large international financial institutions and other organizations with strong credit ratings. The historical level of customer defaults has been negligible and, as a result, the credit risk associated with trade receivables at December 31, 2017 is considered to be negligible. The Company invests its cash and cash equivalents and short term investments in highly-rated corporations and government issuances in accordance with its Short-term Investment Policy and the credit risk associated with its investments is considered to be low. Foreign currency and commodity contracts are entered into with large international financial institutions with strong credit ratings.

The Company’s maximum exposure to credit risk was as follows:

	At December 31 2017	At December 31 2016
Cash and cash equivalents	$186	$157
Short term investments	48	43
Accounts receivable arising from sales of metal concentrates	110	77
Other current and non-current financial assets	29	8
Current and non-current derivative assets	3	7
Accrued interest receivable (note 20(a))	4	31

	$380	$323

(ii)	Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with financial liabilities. The Company has in place a rigorous planning, budgeting and forecasting process to help determine the funds required to support the Company’s normal operating requirements on an ongoing basis, its expansionary plans and its dividend distributions. The Company ensures that sufficient committed loan facilities exist to meet its short-term business requirements, taking into account its anticipated cash flows from operations and its holdings of cash and cash equivalents.

During the year ended December 31, 2017, the Company generated cash flows from operations, one of the Company’s main sources of liquidity, of $1,211 million (year ended December 31, 2016 – $799 million). At December 31, 2017, Goldcorp held cash and cash equivalents of $186 million (December 31, 2016 – $157 million) and short-term investments of $48 million (December 31, 2016 – $43 million). At December 31, 2017, the Company’s working capital, defined as current assets less current liabilities, was negative $112 million (December 31, 2016 – positive $791 million), which was primarily due to the Company’s $499 million of long term debt becoming current at December 31, 2017. The Company intends to repay the debt due in March 2018 using cash flow from operations, draws on its credit facility and/or other short term bank facilities. At December 31, 2016, $430 million of the total working capital was comprised of the Company’s net assets held for sale (notes 8(a)).

In 2017, the Company extended the term of its $3.0 billion revolving credit facility to June 22, 2022. At December 31, 2017, the balance outstanding on the revolving credit facility was $nil (December 31, 2016 – $30 million) with $3.0 billion available for the Company’s use (December 31, 2016 – $2.97 billion). Certain of the Company’s borrowings are subject to various financial and general covenants with which the Company was in compliance at December 31, 2017.

At December 31, 2017, the Company had letters of credit outstanding in the amount of $420 million (December 31, 2016 – $423 million) of which $323 million (December 31, 2016 – $303 million) represented guarantees for reclamation obligations. The Company’s capital commitments for the next twelve months amounted to $409 million at December 31, 2017, including the Company’s funding obligation for the Norte Abierto project for the next twelve months. During 2017, the Company entered into an agreement with a vendor to construct the Coffee project and to potentially manage its initial two years of operation. The expected total capital and operating expenditures under the agreement are $298 million and $397 million, respectively, with the majority of the amount to be spent evenly throughout 2019 to 2023. The Company can terminate the contract at any time without penalty, with no further obligations other than payment for work completed to the date of termination of the contract with the vendor.

In the normal course of business, the Company enters into contracts that give rise to commitments for future minimum payments. The following table summarizes the remaining contractual maturities of the Company’s financial liabilities and operating and capital commitments, shown in contractual undiscounted cashflows:

	At December 31, 2017					At December 31, 2016
	Within 1 year	2 to 3 years	4 to 5 years	Over 5 years	Total	Total
Financial liabilities
Accounts payable and accrued liabilities	$570	$—	$—	$—	$570	$462
Derivative liabilities designated as hedging instruments (note 26(b))	—	—	—	—	—	22
Derivative liabilities not designated as hedging instruments (note 26(b))	2	—	—	—	2	—
Debt repayments (principal portion) (note 24)	500	—	550	1,450	2,500	2,530
Deferred payment obligation (note 7(a))	37	78	67	—	182	—
Other	1	9	2	17	29	23

	1,110	87	619	1,467	3,283	3,037
Other commitments
Capital expenditure commitments (1) (2)	409	347	100	—	856	75
Operating expenditure commitments (2)	218	4	245	152	619	161
Reclamation and closure cost obligations (note 25)	54	54	33	1,432	1,573	1,786
Interest payments on debt (note 23)	71	163	133	546	913	1,006
Minimum rental and lease payments(3)	4	8	8	15	35	35
Other	5	11	—	—	16	81

	761	587	519	2,145	4,012	3,144

	$1,871	$674	$1,138	$3,612	$7,295	$6,181

(1)	Contractual commitments are defined as agreements that are enforceable and legally binding. Certain of the contractual commitments may contain cancellation clauses; however, the Company discloses the contractual maturities of the Company’s operating and capital commitments based on management’s intent to fulfill the contract.
(2)	Includes the capital and operating commitment for the Coffee project.
(3)	Excludes the Company’s minimum finance lease payments (note 24).

(iii)	Market risk

Currency	risk

Currency risk is the risk that the fair values or future cash flows of the Company’s financial instruments will fluctuate because of changes in foreign exchange rates. Exchange rate fluctuations may affect the costs that the Company incurs in its operations. Gold, silver, copper, lead and zinc are sold in US dollars and the Company’s costs are incurred principally in US dollars, Canadian dollars, Mexican pesos and Argentinean pesos. The appreciation or depreciation of non-US dollar currencies against the US dollar can increase or decrease the cost of metal production and capital expenditures in US dollar terms. The Company also holds cash and cash equivalents that are denominated in non-US dollar currencies which are subject to currency risk. Accounts receivable and other current and non-current assets denominated in non-US dollar currencies relate to goods and services taxes, income taxes, value-added taxes and insurance receivables. The Company is further exposed to currency risk through non-monetary assets and liabilities and tax bases of assets, liabilities and losses of entities whose taxable profit or tax loss are denominated in non-US currencies. Changes in exchange rates give rise to temporary differences resulting in a deferred tax liability or asset with the resulting deferred tax charged or credited to income tax expense.

During the year ended December 31, 2016, and in accordance with its Financial Risk Management Policy, the Company entered into Mexican peso forward contracts to purchase the foreign currency at pre-determined US dollar amounts. The Company hedges a portion of its future forecasted Mexican Pesos denominated operating and capital expenditures to reduce the currency risk exposure to the Mexican Pesos (note 27(b)(i)).

As of December 31, 2017, the Company was primarily exposed to currency risk through the following financial assets and liabilities, income and other taxes receivables (payables) and deferred income tax assets and liabilities denominated in foreign currencies:

	Financial asset and liabilities
	Cash and cash equivalents	Accounts receivable and other current and non-current assets	Accounts payable and accrued liabilities and non-current liabilities	Sales and indirect taxes recoverable	Income taxes receivable (payable), current and non-current	Deferred income tax liabilities
At December 31, 2017
Canadian dollar	$5	$10	$(231)	$24	$35	$(270)
Mexican peso	3	18	(112)	174	(203)	(2,273)
Argentine peso	14	—	(57)	80	1	(396)

	$22	$28	$(400)	$278	$(167)	$(2,939)

At December 31, 2016
Canadian dollar	$—	$9	$(217)	$17	$4	$(708)
Mexican peso	11	—	(88)	146	(127)	(2,354)
Argentine peso	1	—	(41)	200	(2)	(558)

	$12	$9	$(346)	$363	$(125)	$(3,620)

During the year ended December 31, 2017, the Company recognized a net foreign exchange loss of $23 million (year ended December 31, 2016 – $68 million), and a net foreign exchange gain of $9 million in income tax expense on income taxes receivable (payable) and deferred income taxes (year ended December 31, 2016 – loss of $162 million). Based on the Company’s net foreign currency exposures at December 31, 2017, depreciation or appreciation of applicable foreign currencies against the US dollar would have resulted in the following decrease or increase in the Company’s net earnings:

At December 31, 2017	Possible exposure (1)	Impact on earnings excluding currency exposure related to taxes	Impact on earnings from foreign exchange exposure related to taxes
Canadian dollar	10%	$14	$145
Mexican peso	20%	15	82
Argentine peso	15%	5	75

(1)	Calculated based on fluctuations of foreign exchange rates during the twelve months ended December 31, 2017.

Interest rate risk

Interest rate risk is the risk that the fair values and future cash flows of the Company’s financial instruments will fluctuate because of changes in market interest rates. The Company is exposed to interest rate cash flow risk primarily on its outstanding debt subject to floating rates of interest, its shareholder loan related to Pueblo Viejo, its cash and cash equivalents, and interest-bearing receivables. The Company is exposed to interest rate fair value risk primarily on its debt subject to fixed rates of interest (note 23). The Company monitors its exposure to interest rates and is comfortable with its exposures given its mix of fixed-and floating-rate debt, with 100% of total debt at December 31, 2017 subject to fixed rates, and the relatively low rate on its debt. The weighted-average interest rate paid by the Company during the year ended December 31, 2017 on its revolving credit facility, subject to floating rates of interest was 3.0% (2016 – 2.0%). The average interest rate earned by the Company during the year ended December 31, 2017 on its cash and cash equivalents was 0.72% (2016 – 0.14%).

A 10% increase or decrease in the interest earned from financial institutions on deposits held would result in a nominal increase or decrease in the Company’s net earnings. There was no significant change in the Company’s exposure to interest rate risk during the year ended December 31, 2017.

Price risk

Price risk is the risk that the fair value or future cash flows of the Company’s financial instruments will fluctuate because of changes in market prices. There was no significant change to the Company’s exposure to price risk during the year ended December 31, 2017.

The Company has a policy not to hedge gold sales. In accordance with the Company’s Financial Risk Management Policy, the Company may hedge up to 50%, 30%, and 10% of its by-product base metal sales volume over the next 12 months, subsequent 13 to 24 months, and subsequent 25 to 36 months, respectively, to manage its exposure to fluctuations in base metal prices. At December 31, 2017, the Company had hedged approximately 7% and 6%, respectively of its forecast zinc and lead sales from January 1, 2018 to December 31, 2018. These contracts are not designated as hedges for accounting purposes. Subsequent to December 31, 2017, the Company hedged an additional 20% and 10%, respectively, of its forecast zinc and lead sales for the next 12 months. These contracts have been designated as hedges for accounting purposes.

The Company holds certain investments in available-for-sale equity securities which are measured at fair value, being the closing share price of each equity security, at the balance sheet date. The Company is exposed to changes in share prices which would result in gains and losses being recognized in other comprehensive income.